SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): June 27, 1996


                SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

           (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF JUNE 1, 1996, PROVIDING FOR THE ISSUANCE OF ASSET-BACKED FIXED RATE AND FLOATING RATE CERTIFICATES, SERIES 1996-3)


                SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
- ------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        DELAWARE                    33-84924                13-3439681
(State or Other Jurisdiction        (Commission       (I.R.S. Employer
of Incorporation)                   File Number)      Identification Number)

Seven World Trade Center
NEW YORK, NEW YORK                                 10048
(Address of Principal                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659






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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pools

            On June 27, 1996, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Fixed Rate and Floating Rate Certificates, Series 1996-3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 1996 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Berkeley Federal Bank & Trust FSB ("Berkeley") as master servicer (in such capacity, the "Master Servicer") and The Bank of New York as trustee (the "Trustee"). The Certificates consist of six classes of certificates (collectively, the "Certificates"), designated as: the "Class A1-1 Certificates," the "Class A1-2 Certificates," the "Class A1-3 Certificates," the "Class A1-4 Certificates," the "Class A2-1 Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien mortgage loans having original terms to maturity ranging from 15 years to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of two separate sub-pools (each a "Sub-Pool"), designated as Sub-Pool 1, which consists of fixed-rate Mortgage Loans having an aggregate principal balance of $52,519,446.18 as of June 1, 1996 (the "Cut-off Date"), and Sub-Pool 2, which consists of adjustable-rate Mortgage Loans having an aggregate principal balance of $77,542,350.74 as of the Cut-off Date. The Mortgage Loans were purchased pursuant to a Mortgage Loan Purchase Agreement, dated June 25, 1996 (the "Mortgage Loan Purchase Agreement"), between Depositor as purchaser and Berkeley as seller. The Certificates, other than the Class R Certificates, were sold by the Depositor to Salomon Brothers Inc ("Salomon"), an affiliate of the Depositor, pursuant to an underwriting agreement, dated June 25, 1996, between the Depositor and Salomon. The Class R Certificates were delivered by the Depositor to Berkeley as partial consideration for the Mortgage Loans.

            The Mortgage Loans in Sub-Pool 1 have annualized rates at which such Mortgage Loans bear interest ("Mortgage Rates") that are fixed and range from 7.990% per annum to 16.250% per annum, with a weighted average Mortgage Rate as of the Cut-off Date of approximately 10.7363% per annum. As of the Cut-off Date, the Mortgage Loans in Sub-Pool 1 will have a weighted average remaining term to maturity of approximately 27 years and 5 months. Approximately 8.60% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date in Sub-Pool 1 are Buydown Mortgage Loans. Approximately 11.22% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date in Sub-Pool 1 are balloon payment mortgage loans (each, a "Balloon Mortgage Loan").

            Each Mortgage Loan in Sub-Pool 2 generally provides for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"). On each Adjustment Date for each Mortgage Loan in Sub-Pool 2, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest multiple of



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                                    -3-


0.125%, of the Index and a fixed percentage amount (the "Gross Margin"), subject to periodic and lifetime limitations. None of the Mortgage Loans in Sub-Pool 2 permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate. As of the Cut-off Date, the Mortgage Loans in Sub-Pool 2 have Mortgage Rates ranging from 5.750% per annum to 13.990% per annum, a weighted average Mortgage Rate of approximately 10.2480% per annum, a weighted average next Adjustment Date in November 1997, Gross Margins ranging from 3.000% to 8.250% and a weighted average Gross Margin of approximately 6.2846%. As of the Cut-off Date, the Mortgage Loans in Sub-Pool 2 will have a weighted average remaining term to maturity of approximately 29 years and 7 months. None of the Mortgage Loans in Sub-Pool 2 are Buydown Mortgage Loans. Approximately 0.43% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date in Sub-Pool 2 are Balloon Mortgage Loans.

            The Certificates have the following initial Certificate Balances and initial PassThrough Rates:


                     Initial Certificate
     CLASS            PRINCIPAL BALANCE           PASS-THROUGH RATE
     -----            -----------------           -----------------

     A1-1                   $24,000,000                 6.85%

     A1-2                   $13,000,000                 7.45%

     A1-3                    $6,700,000                 7.80%

     A1-4                    $8,819,446                 8.10%

     A2-1                   $77,542,350                Variable

       R                             $0                  N/A


            The Certificates, other than the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated June 17, 1996, and the Prospectus Supplement, dated June 25, 1996, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (a)   Not applicable

                  (b)   Not applicable

                  (c)   Exhibits



            EXHIBIT NO.                               DESCRIPTION
            -----------                               -----------

                4.1 Pooling and Servicing Agreement, dated as of June 1, 1996, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Berkeley Federal Bank & Trust FSB as Master Servicer and The Bank of New York as Trustee, relating to the Series 1996-3 Certificates.





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                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 27, 1996

                                        SALOMON BROTHERS MORTGAGE
                                        SECURITIES VII, INC.



                                        By:   /s/ Susan S. Woodbury
                                        ---------------------------
                                        Name:    Susan S. Woodbury
                                        Title:   Assistant Vice President






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                               INDEX TO EXHIBITS



                                                                  Sequentially
   EXHIBIT NO.                    DESCRIPTION                    NUMBERED PAGE
   -----------                    -----------                    -------------

       4.1          Pooling and Servicing Agreement, dated as of       7
                    June 1, 1996, by and among Salomon Brothers
                    Mortgage Securities VII, Inc. as Depositor,
                    Berkeley Federal Bank & Trust FSB as Master
                    Servicer  and The  Bank  of New  York as
                    Trustee,  relating to the Series  1996-3
                    Certificates.